LVIP T. Rowe Price Growth Stock Fund
Schedule of Investments
March 31, 2024 (unaudited)

	Number of Shares	Value (U.S. $)
COMMON STOCK–97.85%
Aerospace & Defense–0.46%
Airbus SE	40,862	$7,526,014
		7,526,014
Automobiles–1.31%
Ferrari NV	19,128	8,338,660
†Rivian Automotive, Inc. Class A	591,579	6,477,790
†Tesla, Inc.	38,552	6,777,056
		21,593,506
Biotechnology–1.40%
†Argenx SE ADR	20,230	7,964,955
†Legend Biotech Corp. ADR	84,818	4,757,442
†Vertex Pharmaceuticals, Inc.	24,775	10,356,198
		23,078,595
Capital Markets–0.66%
Charles Schwab Corp.	148,909	10,772,077
		10,772,077
Chemicals–0.48%
Linde PLC	17,050	7,916,656
		7,916,656
Commercial Services & Supplies–0.38%
=†πANT Group Co. Ltd.	1,516,389	1,529,429
Cintas Corp.	6,869	4,719,209
		6,248,638
Diversified Financial Services–6.54%
†Fiserv, Inc.	119,286	19,064,289
Mastercard, Inc. Class A	81,904	39,442,509
Visa, Inc. Class A	175,406	48,952,306
		107,459,104
Diversified Telecommunication Services–0.00%
=†πMagic Leap, Inc. Class A	4,690	22,512
		22,512
Electrical Equipment–0.37%
Rockwell Automation, Inc.	20,700	6,030,531
		6,030,531
Electronic Equipment, Instruments & Components–0.92%
Amphenol Corp. Class A	2,064	238,082
†Teledyne Technologies, Inc.	34,686	14,891,394
		15,129,476
Energy Equipment & Services–0.82%
Schlumberger NV	246,302	13,499,813
		13,499,813
Entertainment–2.00%
†Netflix, Inc.	35,358	21,473,974
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Entertainment (continued)
†Spotify Technology SA	43,072	$11,366,701
		32,840,675
Food & Staples Retailing–1.06%
Dollar General Corp.	97,429	15,204,770
†Maplebear, Inc.	60,276	2,247,692
		17,452,462
Health Care Equipment & Supplies–1.91%
†Intuitive Surgical, Inc.	61,566	24,570,375
Stryker Corp.	19,325	6,915,838
		31,486,213
Health Care Providers & Services–3.46%
Cigna Group	50,299	18,268,094
UnitedHealth Group, Inc.	78,045	38,608,861
		56,876,955
Hotels, Restaurants & Leisure–1.67%
Booking Holdings, Inc.	1,579	5,728,422
†Chipotle Mexican Grill, Inc.	4,479	13,019,423
Las Vegas Sands Corp.	169,351	8,755,447
		27,503,292
Insurance–0.59%
Chubb Ltd.	37,376	9,685,243
		9,685,243
Interactive Media & Services–12.40%
†Alphabet, Inc. Class A	542,580	81,891,599
†Alphabet, Inc. Class C	232,621	35,418,874
Meta Platforms, Inc. Class A	162,816	79,060,193
†Pinterest, Inc. Class A	219,359	7,605,177
		203,975,843
IT Services–1.10%
Accenture PLC Class A	9,492	3,290,022
†MongoDB, Inc.	6,805	2,440,545
†Shopify, Inc. Class A	159,115	12,278,905
		18,009,472
Life Sciences Tools & Services–1.33%
Danaher Corp.	41,503	10,364,129
Thermo Fisher Scientific, Inc.	19,797	11,506,215
		21,870,344
Metals & Mining–0.03%
=†πCelonis SE	2,137	476,722
		476,722
Multiline Retail–8.96%
†Amazon.com, Inc.	753,800	135,970,444
†Coupang, Inc.	634,211	11,282,614
		147,253,058
LVIP T. Rowe Price Growth Stock Fund–1

LVIP T. Rowe Price Growth Stock Fund
Schedule of Investments (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals–3.78%
Eli Lilly & Co.	71,710	$55,787,512
Zoetis, Inc.	37,512	6,347,405
		62,134,917
Professional Services–0.59%
†Dayforce, Inc.	57,122	3,782,047
TransUnion	74,411	5,937,998
		9,720,045
Road & Rail–1.51%
Old Dominion Freight Line, Inc.	44,248	9,704,029
†Uber Technologies, Inc.	196,300	15,113,137
		24,817,166
Semiconductors & Semiconductor Equipment–13.17%
†Advanced Micro Devices, Inc.	75,319	13,594,326
ASML Holding NV	23,362	22,672,120
Intel Corp.	166,100	7,336,637
Lam Research Corp.	11,482	11,155,567
NVIDIA Corp.	173,843	157,077,581
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	34,836	4,739,438
		216,575,669
Software–22.92%
†Adobe, Inc.	37,487	18,915,940
†Atlassian Corp. Class A	68,699	13,403,862
†Aurora Innovation, Inc.	603,821	1,702,775
†Autodesk, Inc.	48,100	12,526,202
=†πCanva, Inc.	875	933,328
†Dynatrace, Inc.	126,727	5,885,202
=†πEpic Games, Inc.	6,539	3,923,400
†Fortinet, Inc.	184,500	12,603,195
Intuit, Inc.	33,304	21,647,600
Microsoft Corp.	522,626	219,879,211
Roper Technologies, Inc.	18,995	10,653,156
Salesforce, Inc.	69,711	20,995,559
†ServiceNow, Inc.	32,827	25,027,305
=†πStripe, Inc. Class B	40,238	1,046,188
†Synopsys, Inc.	13,600	7,772,400
		376,915,323
Specialty Retail–0.58%
†Floor & Decor Holdings, Inc. Class A	33,966	4,402,673
Ross Stores, Inc.	34,456	5,056,762
		9,459,435
Technology Hardware, Storage & Peripherals–6.30%
Apple, Inc.	603,991	103,572,377
		103,572,377
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–0.51%
NIKE, Inc. Class B	89,615	$8,422,018
		8,422,018
Wireless Telecommunication Services–0.64%
T-Mobile U.S., Inc.	64,614	10,546,297
		10,546,297
Total Common Stock (Cost $552,731,607)		1,608,870,448
CONVERTIBLE PREFERRED STOCKS–1.32%
=†πCanva, Inc. Series A	52	55,466
=†πCanva, Inc. Series A-3	18	19,200
=†πCanva, Inc. Series A-4	3	3,200
=†πCelonis SE Series D	6,459	1,440,874
=†πDatabricks, Inc. Series I	50,702	4,122,580
Dr Ing hc F Porsche AG 1.09%	70,943	7,062,820
=†πFormagrid, Inc. Series F	10,238	492,038
=†πGM Cruise Holdings LLC Class F	126,000	735,840
=†πGM Cruise Holdings LLC	70,430	411,311
=†πNuro, Inc. Series C	189,324	774,335
=†πNuro, Inc. Series D	41,493	169,706
=†πRappi, Inc. Series E	36,866	837,596
=†πRedwood Materials, Inc. Series C	40,061	1,912,346
=†πRedwood Materials, Inc. Series D	41,085	1,961,228
=†πSila Nanotechnologies, Inc. Series F	35,141	712,660
=†πWaymo LLC Series A-2	17,257	1,064,757
Total Convertible Preferred Stocks (Cost $30,681,096)		21,775,957
PREFERRED STOCK–0.60%
†Sartorius AG 0.39%	24,991	9,938,023
Total Preferred Stock (Cost $8,957,145)		9,938,023

MONEY MARKET FUND–0.04%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.26%)	608,703	608,703
Total Money Market Fund (Cost $608,703)		608,703

LVIP T. Rowe Price Growth Stock Fund–2

LVIP T. Rowe Price Growth Stock Fund
Schedule of Investments (continued)
TOTAL INVESTMENTS–99.81% (Cost $592,978,551)	$1,641,193,131
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.19%	3,106,811
NET ASSETS APPLICABLE TO 28,839,532 SHARES OUTSTANDING–100.00%	$1,644,299,942

†Non-income producing.
=The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 2 in "Notes."
πRestricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, or have certain restrictions on resale which may limit their liquidity. At March 31, 2024, the aggregate value of restricted securities was $22,644,716, which represented 1.38% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
ANT Group Co. Ltd.	8/14/2023	$1,516,388	$1,529,429
Canva, Inc.	12/17/2021	1,491,142	933,328
Canva, Inc. Series A	12/17/2021	88,616	55,466
Canva, Inc. Series A-3	12/17/2021	30,675	19,200
Canva, Inc. Series A-4	12/17/2021	5,113	3,200
Celonis SE	6/17/2021	790,241	476,722
Celonis SE Series D	6/17/2021	2,388,489	1,440,874
Databricks, Inc. Series I	9/14/2023	3,726,597	4,122,580
Epic Games, Inc.	6/18/2020	4,238,405	3,923,400
Formagrid, Inc. Series F	12/8/2021	1,917,419	492,038
GM Cruise Holdings LLC	1/21/2021	1,855,831	411,311
GM Cruise Holdings LLC Class F	5/8/2019	2,299,500	735,840
Magic Leap, Inc. Class A	9/20/2021	2,280,091	22,512
Nuro, Inc. Series C	10/30/2020	2,471,549	774,335
Nuro, Inc. Series D	10/29/2021	864,951	169,706
Rappi, Inc. Series E	9/8/2020	2,202,598	837,596
Redwood Materials, Inc. Series C	5/28/2021	1,899,030	1,912,346
Redwood Materials, Inc. Series D	3/6/2023	1,944,746	1,961,228
Sila Nanotechnologies, Inc. Series F	1/7/2021	1,450,367	712,660
Stripe, Inc. Class B	12/17/2019	631,334	1,046,188
Waymo LLC Series A-2	5/8/2020	1,481,810	1,064,757
Total		$35,574,892	$22,644,716

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
See accompanying notes.
LVIP T. Rowe Price Growth Stock Fund–3

LVIP T. Rowe Price Growth Stock Fund
Notes
March 31, 2024 (unaudited)
1. Significant Accounting Policies
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”)–LVIP T. Rowe Price Growth Stock Fund (the “Fund”) is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments including restricted securities, for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
2. Investments
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value.
LVIP T. Rowe Price Growth Stock Fund–4

LVIP T. Rowe Price Growth Stock Fund
Notes (continued)
 2. Investments (continued)
Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of March 31, 2024:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$7,526,014	$—	$—	$7,526,014
Automobiles	21,593,506	—	—	21,593,506
Biotechnology	23,078,595	—	—	23,078,595
Capital Markets	10,772,077	—	—	10,772,077
Chemicals	7,916,656	—	—	7,916,656
Commercial Services & Supplies	4,719,209	—	1,529,429	6,248,638
Diversified Financial Services	107,459,104	—	—	107,459,104
Diversified Telecommunication Services	—	—	22,512	22,512
Electrical Equipment	6,030,531	—	—	6,030,531
Electronic Equipment, Instruments & Components	15,129,476	—	—	15,129,476
Energy Equipment & Services	13,499,813	—	—	13,499,813
Entertainment	32,840,675	—	—	32,840,675
Food & Staples Retailing	17,452,462	—	—	17,452,462
Health Care Equipment & Supplies	31,486,213	—	—	31,486,213
Health Care Providers & Services	56,876,955	—	—	56,876,955
Hotels, Restaurants & Leisure	27,503,292	—	—	27,503,292
Insurance	9,685,243	—	—	9,685,243
Interactive Media & Services	203,975,843	—	—	203,975,843
IT Services	18,009,472	—	—	18,009,472
Life Sciences Tools & Services	21,870,344	—	—	21,870,344
Metals & Mining	—	—	476,722	476,722
Multiline Retail	147,253,058	—	—	147,253,058
Pharmaceuticals	62,134,917	—	—	62,134,917
Professional Services	9,720,045	—	—	9,720,045
Road & Rail	24,817,166	—	—	24,817,166
Semiconductors & Semiconductor Equipment	216,575,669	—	—	216,575,669
Software	371,012,407	—	5,902,916	376,915,323
Specialty Retail	9,459,435	—	—	9,459,435
Technology Hardware, Storage & Peripherals	103,572,377	—	—	103,572,377
Textiles, Apparel & Luxury Goods	8,422,018	—	—	8,422,018
Wireless Telecommunication Services	10,546,297	—	—	10,546,297
Convertible Preferred Stocks	7,062,820	—	14,713,137	21,775,957
Preferred Stock	9,938,023	—	—	9,938,023
Money Market Fund	608,703	—	—	608,703
Total Investments	$1,618,548,415	$—	$22,644,716	$1,641,193,131
During the period ended March 31, 2024, there were no material transfers to or from Level 3 investments.
LVIP T. Rowe Price Growth Stock Fund–5

LVIP T. Rowe Price Growth Stock Fund
Notes (continued)
 2. Investments (continued)
The following table displays a summary of the valuation techniques and unobservable inputs used to value the Fund’s securities characterized as Level 3 investments for the period ended March 31, 2024.
Asset Type	Fair Value at March 31, 2024	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)(c)
Common Stock	$7,931,579	Recent Transaction	#	#
		Market Comparable Companies	Enterprise Value to Sales Multiple (b)	4.5x-14.8x (N/A)
		Market Comparable Companies	Enterprise Value to Gross Profit Multiple (b)	14.9x-18.9x (N/A)
			Discount Rate (a)	5.7%-75% (6.7%)
Convertible Preferred Stock	$14,713,137	Recent Transaction	#	#
		Market Comparable Companies	Enterprise Value to Gross Merchandise Value Multiple (b)	0.5x-0.6x (N/A)
		Market Comparable Companies	Enterprise Value to Sales Multiple (b)	1.4x-29.0x (N/A)
		Market Comparable Companies	Enterprise Value to Gross Profit Multiple (b)	5.0x-18.9x (N/A)
		Market Comparable Companies	Enterprise Value to EBITDA multiple (b)	14.5x-23.1x (N/A)
		Market Comparable Companies	Discount for Lack of Marketability (a)	10% (N/A)
		Market Comparable Companies	Projected future value discount rate (a)	30%-35% (33%)
		Market Comparable Companies	Projected future value discount rate term	5-7 years (6 years)
		Market Comparable Companies	Present Value Factor	0.122-0.269 (0.193)
		Market Comparable Companies	Haircut (a)	80% (N/A)
Total	$22,644,716
# The quantitative unobservable inputs within this category are based on recent transactions or valuation from a pricing service. There were no quantitative unobservable inputs significant to the valuation technique that were created by the fund’s management.

(a) Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(b) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
(c) Unobservable inputs were weighted by the relative fair value of the instruments, where applicable.
Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to significantly increase or decrease the fair value of the Fund's securities.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:
	Balances as of 12/31/2023	Reclassifications	Purchases	Sales	Transfer In	Transfer Out	Accretion/ (amortization)	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)	Balance as of 03/31/24	Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 03/31/24
Common Stock	$7,825,715	$—	$—	$—	$—	$—	$—	$—	$105,864	$7,931,579	$105,864
Convertible Preferred Stocks	14,427,549	—	—	—	—	—	—	—	285,588	14,713,137	285,588
Total	$22,253,264	$—	$—	$—	$—	$—	$—	$—	$391,452	$22,644,716	$391,452
3. Subsequent Events
Effective April 5, 2024, the Fund will have a new sub-adviser. Alliance Bernstein L.P., and the Fund will have a new name: The name of the Fund will be LVIP AllianceBernstein Large Cap Growth Fund.
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP T. Rowe Price Growth Stock Fund–6